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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Stock Plan and Employee Stock Purchase Plan of Aurora Biosciences Corporation of our report dated January 29, 1999 with respect to the financial statements of Aurora Biosciences Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                      /s/ Ernst & Young LLP
                                                      -----------------------
                                                          ERNST & YOUNG LLP

San Diego, California
May 21, 1999